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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 21, 2003



                              STEEL DYNAMICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                     Indiana
         (State or other jurisdiction of incorporation or organization)

                                     0-21719
                            (Commission File Number)

                                   35-1929476
                        (IRS Employer Identification No.)


         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------
              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code: 260-459-3553

          (Former name or former address, if changed since last report)
                                 Not Applicable
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (`c)   Exhibits.

               Exhibit Number       Description
               --------------       -----------
               99.1                 Press release dated July 21, 2003


ITEM 9.  REGULATION FD DISCLOSURE

In accordance with the procedural guidance in SEC Release Number 33-8216 and SEC Release Number 34-47583, the information in this Form 8-K and the Exhibits attached hereto, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition" is instead being furnished under "Item 9. Regulation FD Disclosure." The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in any such filing.

On July 21, 2003, Steel Dynamics, Inc. issued a press release regarding second quarter 2003 earnings results entitled "Steel Dynamics Reports $5.4 Million Net Income in Second Quarter, " and to announce that the company will host a web cast management conference call on July 22, 2003 to discuss those results. The full text of the press release is being furnished to the Commission by attachment as Exhibit 99.1 to this Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 STEEL DYNAMICS, INC.

                                                 /s/ Tracy L. Shellabarger
                                                 -------------------------

Date:  July 21, 2003                             By:  Tracy L. Shellabarger
                                                      Title:  Secretary


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